UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2021
CarLotz, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38818	83-2456129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
611 Bainbridge Street, Suite 100
Richmond, Virginia 23224
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (804) 728-3833
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	LOTZ	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	LOTZW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 8, 2021, CarLotz, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2021. CarLotz will host an earnings conference call and webcast, Monday, November 8, 2021 at 5:00 p.m., Eastern Standard Time. The conference call may be accessed by calling 1-833-962-1461 (U.S.) or 1-929-517-0392 (International) and the Conference ID is 1488810. A live webcast of the conference call will also be available on the investor relations page of CarLotz’ website at investors.carlotz.com. The call will be hosted by CarLotz’ Chief Executive Officer, Michael W. Bor, and Chief Financial Officer, Thomas W. Stoltz. The press release dated November 8, 2021 is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See the Exhibit Index below, which is incorporated by reference herein.
EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press release dated November 8, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLOTZ, INC.

Dated: November 8, 2021	By:	/s/ Rebecca C. Polak
	Name:	Rebecca C. Polak
	Title:	Chief Commercial Officer and General Counsel
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